UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 19, 2007

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road
Calabasas Hills, California 91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — REGULATION FD

Item 7.01 Regulation FD Disclosure

In response to inquiries, The Cheesecake Factory Incorporated has given the following comment:

The Cheesecake Factory is widely recognized as a leader in upscale casual dining.  From a competitive standpoint, the Company’s results have been among the best in casual dining, even during this challenging macro environment.  The Company believes that shareholders recognize this, and appreciate the Board and management’s commitment to the continued healthy and profitable growth of The Cheesecake Factory.

The Cheesecake Factory strives to have an open dialogue with its shareholders and looks forward to talking with Trian in that regard.  The Company has had a preliminary conversation with Trian already, and looks forward to continuing that dialogue.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon
Senior Vice President and Chief Financial Officer